Filed Pursuant to Rule 497(e)

File Nos. 333-195493; 811-22961

Alpha Architect U.S. Quantitative Value ETF (QVAL)

Alpha Architect International Quantitative Value ETF (IVAL)

Alpha Architect U.S. Quantitative Momentum ETF (QMOM)

Alpha Architect International Quantitative Momentum ETF (IMOM)

Alpha Architect Value Momentum Trend ETF (VMOT)

each a series of Alpha Architect ETF Trust
(each a “Fund” and collectively, the “Funds”)

May 1, 2020

Supplement to the
Summary Prospectuses, Prospectus, and Statement of Additional Information (“SAI”)
dated January 31, 2020

NOTICE OF A CHANGE IN EACH FUND’S INVESTMENT OBJECTIVE

Each Fund currently has an investment objective of seeking to track the total return performance, before fees and expenses, of its corresponding index as described in the table below. Effective on or about July 1, 2020, each Fund will become actively-managed by the Fund’s investment adviser, Empowered Funds, LLC (the “Adviser”), and each Fund’s investment objective will be changed to the “New Investment Objective” per the table below. At that time, Empirical Finance, LLC, an affiliate of the Adviser, will cease publishing the indices. Upon implementation of the investment objective changes, the Adviser will use a quantitative model to identify which securities each Fund might purchase and sell as well as opportune times for purchases and sales. The Adviser’s methodology will be substantially unchanged from the current approach it uses to manage the Funds.

Fund Name	Current Investment Objective	New Investment Objective
Alpha Architect U.S. Quantitative Value ETF	Seeks to track the total return performance, before fees and expenses, of the Alpha Architect Quantitative Value Index.	Seeks long-term capital appreciation.
Alpha Architect U.S. Quantitative Momentum ETF	Seeks to track the total return performance, before fees and expenses, of the Alpha Architect Quantitative Momentum Index.	Seeks long-term capital appreciation.
Alpha Architect International Quantitative Value ETF	Seeks to track the total return performance, before fees and expenses, of the Alpha Architect International Quantitative Value Index.	Seeks long-term capital appreciation.
Alpha Architect International Quantitative Momentum ETF	Seeks to track the total return performance, before fees and expenses, of the Alpha Architect International Quantitative Momentum Index.	Seeks long-term capital appreciation.
Alpha Architect Value Momentum Trend ETF	Seeks to track the total return performance, before fees and expenses, of the Alpha Architect Value Momentum Trend Index.	Seeks long term capital appreciation while attempting to minimize market drawdowns.

No changes in the fees or expenses charged by the Funds will result from the change in the Funds’ investment objectives.

Please retain this Supplement with your Summary Prospectuses, Prospectus, and SAI.